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                                                            HECO EXHIBIT 10.7(b)
                                                             -------------------

                                AMENDMENT NO. 1
                                      TO THE
                            POWER PURCHASE AGREEMENT
                                    BETWEEN
                              ENCOGEN HAWAII, L.P.
                                      AND
                      HAWAII ELECTRIC LIGHT COMPANY, INC.

     THIS AMENDMENT NO. 1 ("Amendment") is entered as of this 14th day of January, 1999, by and between ENCOGEN HAWAII, L.P., a Hawaii limited partnership ("Encogen"), with principal offices in Dallas, Texas, and HAWAII ELECTRIC LIGHT COMPANY, INC., a Hawaii corporation ("HELCO"), with principal offices in Hilo, Hawaii.

                                  WITNESSETH:

     WHEREAS, Encogen and HELCO are parties to a Power Purchase Agreement dated as of October 22, 1997 (the "PPA"), under which Encogen shall sell and HELCO shall purchase capacity and energy from a sixty megawatt (60 MW) (net) cogeneration facility (the "Facility") located in Haina, Hawaii; and

     WHEREAS, Encogen and HELCO desire to correct and amend certain terms and provisions of the PPA by this Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants contained herein, the parties hereby agree as follows:

     1.  Amendment to Introductory Paragraph:  The Introductory Paragraph of the
         -----------------------------------
PPA is amended by replacing the word "Delaware" in the fourth line with "Hawaii."

     2.  Amendment to Section 2.1D:  Section 2.1D of the PPA is amended by
         -------------------------
placing a period after the word "volts" on the third line, deleting the remainder of the sentence, and adding two new sentences as follows:

          "At the Metering Point, the nominal operating voltage shall be sixty-nine thousands (69,000) volts and the power factor shall be dispatchable in the range of 0.85 lagging to 0.98 leading to maintain system operating parameters as specified by HELCO. The Facility shall have a minimum net generation design capacity of sixty thousand kilowatts (60,000 kW) for the full Facility in combined cycle mode."

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     3.  Amendment to Section 2.2B.  Section 2.2B of the PPA is amended by
         -------------------------
replacing "twelve (12) months" in the third and ninth lines with "eighteen (18) months."

     4.  Amendment to Section 4.2A.  Section 4.2A of the PPA is amended by
         -------------------------
placing a period after the term "EAF" in the second to last line, and deleting the remainder of the sentence.

     5.  Amendment to Section 4.2B.  Section 4.2B of the PPA is amended by
         -------------------------
placing a period after the term "EFOR" in the second to last line, and deleting the remainder of the sentence.

     6.  Amendment to Section 8.3.  Section 8.3 of the PPA is amended by
         ------------------------
inserting the word "be" after the words "each Contract Year, shall" in the fifth line.

     7.  Amendment to Attachment P:  Sample Energy Payment Calculation:
         -------------------------   ---------------------------------
Attachment P of the PPA is amended by:

          A.   Replacing Assumption #2 on page P-1 with the following:

               "The final 3rd quarter 1994 GDPIPD (GDPIPD BASE) is 105.2 (see Gross Domestic Product Implicit Price Deflator (1992 = 100) sheet with the fax header "FEB-27-96 TUE 04:23 PM BUREAU OF ECONOMIC ANALY FAX NO. 2026065320 P.02," copy attached as P-5)."

          B. Replacing the calculation on the fifth line from the bottom on Page P-2 with the following:

               "$297.215000 x 109.9/105.2 = $310.49"

          C. Replacing the calculation on the second line from the bottom on P-2 with the following:

               "= (2,482.85 + 310.49) x (.98)"

          D. Replacing the calculation on the last line on P-2 with the following:

               "= $2,737.47"

          E. Adding as a new page P-5 a copy of the Gross Domestic Product Implicit Price Deflator (1992 = 100) sheet with the fax header "FEB-27-96 TUE 04:23 PM BUREAU OF ECONOMIC ANALY FAX NO. 2026065320 P.02," which documents that the final 3rd Quarter 1994 GDPIPD is 105.2.

     8.  Attachment I: Adjustment of Charges.  Attachment I of the PPA is
         -----------------------------------
amended by replacing the third paragraph from the bottom of page I-1 with the following:

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          "An adjustment shall be made on each January 1 equal to one hundred percent (100%) of the percentage change between the "Final" Third Quarter GDPIPD of the year prior to the Reference Year ("GDPIPD BASE") and the previous year's Third Quarter "Final" GDPIPD value."

    9.    Other Terms Not Changed.  Except as expressly amended by this
          -----------------------
Amendment, the PPA shall remain in full force and effect. In the event that a conflict arises between the PPA and this Amendment, this Amendment shall prevail, but the respective documents shall be interpreted to be in harmony with each other where possible.

     10.  Effective Date.  This Amendment shall become effective as of the date
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first above written.

     11.  Counterparts.  This Amendment may be executed in counterparts and all
          ------------
so executed shall constitute one Amendment, binding on both parties thereto, notwithstanding that both parties may not be signatories to the original or the same counterpart.

          IN WITNESS WHEREOF, HELCO and SELLER have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.


                    HELCO:  HAWAII ELECTRIC LIGHT COMPANY,
                            INC.

                            By:    /s/ Edward Y. Hirata
                                 ----------------------
                                 Edward Y. Hirata
                                 Its:  Vice President


                            By:    /s/ Molly M. Egged
                                 --------------------
                                 Molly M. Egged
                                 Its:  Secretary


                        SELLER:  ENCOGEN HAWAII, L.P.

                            By:  ENSERCH DEVELOPMENT
                                 CORPORATION HAWAII, INC.
                                     A General Partner

                            By:     /s/ Allan V. Smith
                                  --------------------
                                    Allan V. Smith
                                    Vice President

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